SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

 (Amendment No. 1)

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 6, 2007 (October 29, 2007)

SPECTRX, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22179 (Commission File Number)	58-2029543 (IRS Employer Identification No.)

4955 Avalon Ridge Pkwy, Suite 300 Norcross, Georgia (Address of Principal Executive Offices)	30071 (Zip Code)

Registrant's Telephone Number, Including Area Code:     (770) 242-8723

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This current report on Form 8-K/A amends our current report on Form 8-K filed November 1, 2007, by deleting the response to Item 4.01 and restating it in its entirety with the following, and by replacing Exhibit 16.1 to that Form 8-K with Exhibit 16.1 attached to the Form 8-K/A.

Item 4.01.         Changes in Registrant's Certifying Accountant.

On October 29, 2007, we dismissed our independent accountant, Eisner, LLP ("Eisner") which had been serving as our principal accountant and appointed the firm UHY, LLP ("UHY") as our new independent accountant. The change in accountants was approved by the Audit Committee of our Board of Directors.

Other than what we describe here, no reports on our financial statements issued by Eisner during our two most recent fiscal years, and any subsequent interim period, contained an adverse opinion or disclaimer of opinion, nor were any reports issued by Eisner qualified or modified as to uncertainty, audit scope, or accounting principles. During our most recent full fiscal years ended December 31, 2006 and 2005 and subsequent interim period through October 29, 2007, there were no disagreements with Eisner on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Eisner, would have caused Eisner to make references to the subject matter of such disagreements in connection with its reports on our financial statements during those periods. Eisner's report on our financial statements in connection with their audit of each of the fiscal years ended December 31, 2006 and 2005, included an explanatory paragraph, and expressed substantial doubt, about our ability to continue as a going concern.  Eisner has furnished us a letter addressed to the Securities and Exchange Commission ("SEC") stating that it agrees with the above statements. A copy of that letter, dated October 29, 2007, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On October 29, 2007, we engaged UHY as our new principal accountant to provide audit services. During our two prior fiscal years ended December 31, 2006 and subsequent interim period through October 29, 2007, UHY was not engaged as our principal accountant to audit our financial statements nor did we consult with UHY regarding any matter or event.

Item 9.01.       Financial Statements and Exhibits.

           (d)        Exhibits.
            The following exhibits are filed with this report:

Exhibit No.	Exhibit Description
16.1	Letter from Eisner, LLP, dated November 5, 2007

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRX, INC.
/s/ MARK L. FAUPEL
	By:	Mark L. Faupel, Ph.D.
CEO & President

Date: November 6, 2007.